[Pioneer Logo]

Pioneer
Emerging Markets
Fund

--------------------------
ANNUAL REPORT 11/30/98
--------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           11

Financial Statements                              17

Notes to Financial Statements                     24

Report of Independent Public Accountants          31

Trustees, Officers and Service Providers          32

The Pioneer Family of Mutual Funds                33

Programs and Services for Pioneer Shareowners     34

Retirement Plans from Pioneer                     36

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 11/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Emerging Markets Fund, covering the fiscal year ended November 30, 1998. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

In the United States, the cyclical nature of financial markets is accepted. We understand that past performance does not guarantee future results and that markets go up and go down. Overseas, the markets have been volatile recently. We believe, however, that the substantial risks involved in international investing - especially in emerging markets - also bring the potential for substantial rewards. We accept that, as bad as things get, financial institutions and countries can learn from their mistakes and move forward that much stronger.

That learning process - the battle for stability and resiliency - is now being fought in emerging markets around the world. Governments and financial institutions in countries like Korea are trying to learn from their mistakes and build solid foundations on which to continue building their economies. What is heartening, through all the turmoil of the last 18 months, is that emerging markets have continued to keep their markets and their societies open to international investors.

At Pioneer, we continue to keep in mind that markets can fall anywhere, even in this decade. And, although there is no assurance, we believe markets can rise from the ashes, especially the highly volatile emerging markets. Consequently, your Fund's investment team works to stay fully informed and keep the portfolio fully invested. Avoiding the traps of market timing, is part of a balanced, thoughtful approach to long-term investing.

I encourage you to read on to learn more about your Fund. Please contact your investment professional or us at 1-800-225-6292, if you have questions about Pioneer Emerging Markets Fund.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/98
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie Chart]

International Common Stocks 64%
Depositary Receipts for International Stocks 29%
International Preferred Stocks 7%

[End Pie Chart]

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Bar Chart]

Israel 15.1%
Mexico 13.2%
India 12.3%
Brazil 9.5%
South Korea 9.4%
Thailand 6.2%
Singapore 5.3%
Turkey 4.3%
Peru 3.8%
Czech Republic 3.4%
Argentina 3.3%
South Africa 2.6%
Malaysia 2.4%
Hungary 1.9%
Taiwan 1.8%
Chile 1.7%
Philippines 1.6%
Papua New Guinea 1.4%
Pakistan 0.5%
Colombia 0.2%
Green 0.1%

[End Bar Chart]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Tae Kwang Industry Co.            3.83%      6. Grupo Iusacell SA              2.90%
                                                   (Series L) (A.D.R.)
2. Telecomunicacoes Brasileiras      3.25       7. Credicorp Ltd.                 2.75
   SA (A.D.R.) (Preferred)
3. Tadiran Telecommunications        3.21       8. Telecomunicacoes do Rio        2.72
   Ltd.                                            de Janeiro SA (Class B)
                                                   (Preferred)
4. Tecnomatix Technologies Ltd.      3.03       9. Gold Fields Ltd.               2.56
5. Development Bank of               3.03      10. Daeduck Industries             2.30
   Singapore Ltd.

Fund holdings will vary for other periods.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/98       11/30/97
                             $8.79          $14.42

Distributions per Share      Income         Short-Term          Long-Term
(11/30/97-11/30/98)          Dividends      Capital Gains       Capital Gains
                                  -          $1.132             $0.273

Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


---------------------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                             Net Asset    Public Offering
Period                         Value          Price*
Life-of-Fund                   -3.65%         -4.93%
(6/23/94)
1 Year                         -32.19         -36.09
---------------------------------------------------------


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Begin Mountain Chart]

Growth of $10,000+

                         MSCI
           Pioneer    Emerging
           Emerging    Markets
           Markets       Free
            Fund*       Index
6/94       $ 9,425     $10,000
            10,365      11,940
11/94        9,128      11,241
             7,808       9,002
             8,743       9,969
             8,930       9,982
11/95        8,748       9,384
            10,127      10,330
            11,013      10,778
            10,392      10,363
11/96       10,558      10,344
            11,967      11,575
            12,385      11,614
            12,558      10,838
11/97       11,653       8,971
            12,109       9,350
            11,311       8,327
             7,182       5,467
11/98      $ 7,902     $ 6,960

[End Mountain Chart]

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                                      CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     11/30/98       11/30/97
                              $8.49          $14.09

Distributions per Share       Income         Short-Term          Long-Term
(11/30/97-11/30/98)           Dividends      Capital Gains       Capital Gains
                                 -           $1.132              $0.273

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

---------------------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                                If          If
Period                         Held      Redeemed*
Life-of-Fund                   -4.36%      -4.72%
(6/23/94)
1 Year                        -32.79      -35.20
---------------------------------------------------------

[Begin Mountain Chart]


Growth of $10,000

                         MSCI
           Pioneer    Emerging
           Emerging    Markets
           Markets       Free
            Fund*       Index
6/94       $10,000     $10,000
            11,112      11,940
11/94        9,752      11,241
             8,327       9,002
             9,312       9,969
             9,505       9,982
11/95        9,294       9,384
            10,745      10,330
            11,662      10,778
            10,981      10,363
11/96       11,135      10,344
            12,601      11,575
            13,015      11,614
            13,175      10,838
11/97       12,205       8,971
            12,656       9,350
            11,799       8,327
             7,468       5,467
11/98      $ 7,978     $ 6,960

[End Mountain Chart]

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                                       CLASS C SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     11/30/98      11/30/97
                              $8.47         $14.08

Distributions per Share       Income        Short-Term          Long-Term
(11/30/97-11/30/98)           Dividends     Capital Gains       Capital Gains
                                 -          $1.132              $0.273

Investment Returns
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

---------------------------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                                If          If
Period                         Held      Redeemed*
Life-of-Fund                   -9.10%      -9.10%
(1/31/96)
1 Year                        -32.90      -32.90
---------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[Begin Mountain Chart]


Growth of $10,000
                         MSCI
           Pioneer    Emerging
           Emerging    Markets
           Markets       Free
            Fund*       Index
2/96       $10,008     $ 9,841
5/96        10,870      10,268
            10,234       9,873
11/96       10,386       9,855
            11,746      11,028
5/97        12,131      11,065
            12,281      10,325
11/97       11,376       8,547
            11,796       8,908
5/98        10,997       7,933
             6,966       5,208
11/98        7,633       6,631
[End Mountain Chart]


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                                    CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/98       4/9/98
                             $8.85          $14.55

Distributions per Share      Income         Short-Term          Long-Term
(4/9/98-11/30/98)            Dividends      Capital Gains       Capital Gains
                                  -          $0.153                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

--------------------------------------------------------------------------------
Cumulative Total Returns
(4/9/98-11/30/98)

                         If           If
Period                  Held       Redeemed*
Life-of-Fund           -38.32%      -38.32%
(4/9/98)
--------------------------------------------------------------------------------

[Begin Mountain Chart]

Growth of $10,000+

                         MSCI
           Pioneer    Emerging
           Emerging    Markets
           Markets       Free
            Fund*        Index
4/98       $10,000     $10,000
5/98         8,765       8,623
6/98         7,567       7,724
7/98         7,922       7,969
8/98         5,578       5,665
9/98         5,369       6,024
10/98        5,634       6,659
11/98        6,155       7,213

[End Mountain Chart]

* Assumes reinvestment of distributions.

+ Index comparison begins April 30, 1998.

  The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/98
--------------------------------------------------------------------------------

Emerging markets assumed a more upbeat mood this fall. Increasing confidence in Asia sparked stock market rallies in the developing world in October and November, providing a reprieve from the economic maelstrom of the past year. It's too early to tell if we're witnessing the beginning of an economic recovery or just a rebound off the tremendously low prices reached in September. But just as the Pacific Rim was the epicenter of the crisis, we expect it to likewise prove to be the seed of a genuine recovery.

The following discussion with your Fund's portfolio manager, Mark H. Madden, examines the factors and events that influenced his strategy and your Fund's performance over the past year.

Q:  How did the Fund perform during the 12 months ended
    November 30?

A: The recent rally came on the heels of what was otherwise a difficult year for emerging market investments. In spite of the market's late upturn, emerging market funds posted disappointing returns across the board for the year. Pioneer Emerging Markets Fund Class A Shares dropped approximately 32% at net asset value for the 12-month period. The 152 emerging markets funds tracked by Lipper Analytical Services dropped, on average, about 25% at net asset value.

    Over the course of the year, a string of international events depressed stock prices across Asia, Latin America and Eastern Europe. Many investors abandoned these higher risk markets in favor of safer ground. This flight to quality was most dramatic in August and September, just following Russia's debt default and currency devaluation. In October and November, falling interest rates, Brazil's aid package and Japan's efforts to resolve its banking crisis rekindled investors' enthusiasm for emerging market investments.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/98                           (continued)
--------------------------------------------------------------------------------

Q: Given the poor performance of emerging markets over the past few years, why should investors even consider them in their asset allocation planning?

A: All markets experience cyclical downturns at some point, and emerging markets are no exception. However, we believe keeping an eye on the long-term investment horizon puts the potential of emerging markets in the proper perspective. Even though the past five years have been tough for emerging markets as an asset class, looking back more than twenty years reveals that emerging markets have experienced down cycles followed by up cycles. There is no guarantee that the next 3-5 years will be an up cycle. However, consider that many emerging market stocks are trading at cheap valuations and are at five and 10-year low price levels. Add to this the fact that many of these economies are also at the low end of their GDP growth range, and we believe there is compelling evidence that a bottom in many emerging markets may have been seen in 1998. We believe that the coming years will offer better returns. If this holds true, investors could reap the potential rewards as these hard-hit markets recover.

Q:  Is Asia finally turning the corner?

A: Long term, we are optimistic. In anticipation of improving market conditions, we started shifting assets into Asia this past spring. Our foray proved to be premature, but it did serve the Fund well during the fourth quarter rally. We've focused primarily, but not exclusively, on South Korea, Thailand and Singapore. In South Korea, holdings are typically exporters with strong balance sheets, such as spandex manufacturer Tae Kwang Industry and electronics manufacturer Daeduck Industries. In Thailand - the first Asian nation to implement International Monetary Fund reforms, we're drawn to companies participating in the domestic recovery, such as Siam City Cement and TelecomAsia. Given the decline in interest rates, we're favoring banks in Singapore, which have a reputation for conservative management. We expect Singapore will become a major financial center, much

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    like Hong Kong, making it a key player in the regional recovery. Development Bank of Singapore is one of the Fund's largest holdings.

    Japan is taking steps to confront its banking crisis. Once a leading provider of capital to the Asian nations, Japan's recovery will be crucial to a resurgence in the region. Secondly, the yen is strengthening, helping Asian exports become more competitive. Finally, the global trend toward lower interest rates is helping developing Asian countries restructure their foreign debt and interest burden.


Q: Why do Israel and India comprise more than one quarter of the Fund's equity assets?

A: The economies of Israel and India are somewhat insulated from the difficulties other emerging markets have faced. In Israel, the Fund owns world-class companies such as Tecnomatix Technologies (software) and Tadiran Telecommunications. They are global leaders in their respective technologies and sell their products worldwide.

    In India, the Fund owns exporters, financial institutions and telecommunications companies. The Fund's Indian holdings outperformed other emerging markets in the first nine months of the year and lagged in the fourth quarter as many of the extremely depressed markets in Asia rallied.

Q: Will the International Monetary Fund's recovery package enable Brazil to avoid devaluation of its currency?

A: As Latin America's economic powerhouse, Brazil is closely watched as the barometer of the region's vitality. Following Russia's economic collapse, investors became concerned that Brazil would be forced to devalue its currency. The International Monetary Fund's rescue package for Brazil in October relieved investors, and stock prices rallied from dramatic lows. Barring any renewed jitters, we think Brazil's collapse is unlikely. But its economic growth has declined,

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/98                           (continued)
--------------------------------------------------------------------------------

    and it will remain in recession in 1999. Since the spring, we've been selling Brazilian holdings during periods of market strength. By November 30, we had cut Brazil to less than 10% of equity assets from a high of 26% a year ago. Because of the gloomy economic outlook, Brazilian stocks are very cheap. In the coming year, we expect to increase our holdings in Brazil.

Q:  What is your outlook?

A: We are heartened by the actions of countries like South Korea and Thailand, which are implementing many reforms. Efforts by seven of the world's largest economic powers (the Group of Seven) and the IMF to initiate a debate on preventing large-scale and systemic disruptions to the world economy is also constructive. Nevertheless, many of the factors that created the current boom-bust cycles still exist and will continue to affect both developed and emerging global capital markets in the years to come. International investing involves risks that include, among others, currency fluctuations and social and economic instability. This is especially true of energy markets.

    Separating emotion from reality is always critical to successful investing. We intend to continue to exploit market inefficiencies by investing in quality companies with strong market position and attractively priced stocks. We'll own them until the markets are pricing them above their long-term value.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98
--------------------------------------------------------------------------------

Shares                                                                  Value
                PREFERRED STOCKS - 10.2%
 80,600,000     Companhia Energetica de Minas Gerais                 $ 2,040,336
298,800,000     Companhia Forca e Luz Cataguazes--Leopoldina             413,030
     87,970     Samsung Display Devices Co.                            1,228,474
     42,000     Telecomunicacoes Brasileiras SA (A.D.R.)*              3,982,125
  1,807,893     Telecomunicacoes de Sao Paulo SA                         307,111
 14,430,200     Telecomunicacoes de Sao Paolo SA (Class B)*            1,015,365
  4,148,023     Telecomunicacoes do Rio de Janeiro SA                    150,253
 92,313,123     Telecomunicacoes do Rio de Janeiro SA (Class B)*       3,339,999
                                                                     -----------
                Total Preferred Stocks
                (Cost $11,950,354)                                   $12,476,693
                                                                     -----------
                COMMON STOCKS - 89.8%
                Basic Materials - 8.6%
                Agricultural Products - 2.4%
  1,978,000     Austral Enterprises Bhd.                             $ 1,748,968
  2,604,000     IOI Corporation Bhd.                                   1,145,760
                                                                     -----------
                                                                     $ 2,894,728
                                                                     -----------
                Chemicals (Diversified) - 0.7%
     19,990     Hankook Caprolactam Corp.                            $   930,514
                                                                     -----------
                Chemicals (Specialty) - 0.0%
         21     Reliance Industries Ltd.                             $        55
                                                                     -----------
                Construction (Cement & Aggregates) - 1.5%
    827,971     Siam City Cement Co., Ltd.*                          $ 1,811,903
                                                                     -----------
                Gold & Precious Metals Mining - 4.0%
    483,000     Gold Fields Ltd.*                                    $ 3,139,256
  1,455,000     Lihir Gold Ltd.*                                       1,791,928
                                                                     -----------
                                                                     $ 4,931,184
                                                                     -----------
                Iron & Steel - 0.0%
        503     Tata Iron and Steel Co., Ltd.                        $     1,020
                                                                     -----------
                Total Basic Materials                                $10,569,404
                                                                     -----------
                Capital Goods - 2.6%
                Engineering & Construction - 1.1%
    195,000     Larsen & Toubro (G.D.R.)                             $ 1,306,500
                                                                     -----------
                Manufacturing (Specialized) - 1.5%
     89,790     Hankook Synthetics, Inc.*                            $ 1,866,421
                                                                     -----------
                Total Capital Goods                                  $ 3,172,921
                                                                     -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
                 Communication Services - 11.7%
                 Cellular/Wireless Telecommunications - 2.9%
    430,575      Grupo Iusacell SA (Series L) (A.D.R.)*              $ 3,552,244
      1,720      Panafon Hellenic Telecom SA*                             30,809
                                                                     -----------
                                                                     $ 3,583,053
                                                                     -----------
                 Telephone - 8.8%
    264,600      Mahanagar Telephone Nigam Ltd.
                 (Dematerialized Shares)*                            $ 1,070,393
     66,000      Magyar Tavkozlesi Rt (A.D.R.)                         1,802,625
  4,697,100      TelecomAsia Corp. Public Co., Ltd.*                   2,179,402
  7,000,000      Telecomunicacoes Brasileiras SA (Receipts)*             399,284
     89,000      Telefonica del Peru SA (Class B) (A.D.R.)             1,318,313
     31,500      Telefonos de Mexico SA (L Shares) (A.D.R.)            1,466,719
    243,000      Videsh Sanchar Nigam Ltd. (G.D.R.)                    2,484,675
                                                                     -----------
                                                                     $10,721,411
                                                                     -----------
                 Total Communication Services                        $14,304,464
                                                                     -----------
                 Consumer Cyclicals - 11.0%
                 Auto Parts & Equipment - 0.2%
    200,000      Mirgor Sacifia (Class C) (A.D.R.)                   $   238,750
                                                                     -----------
                 Automobiles - 1.3%
         50      Mahindra & Mahindra Ltd.                            $       176
    565,000      Tata Engineering & Locomotive Co. Ltd. (G.D.R.)       1,596,125
                                                                     -----------
                                                                     $ 1,596,301
                                                                     -----------
                 Building Materials - 2.0%
    825,000      Cemex SA de CV (Class B)                            $ 2,395,135
                                                                     -----------
                 Retail (Department Stores) - 0.2%
    327,912      Cadenalco SA                                        $   233,163
                                                                     -----------
                 Retail (Specialty) - 1.8%
  1,201,000      Cifra, SA de CV (Series C)*                         $ 1,466,834
    609,523      Cifra, SA de CV (Series V)*                             751,759
                                                                     -----------
                                                                     $ 2,218,593
                                                                     -----------
                 Services (Commercial & Consumer) - 1.6%
467,932,120      Net Holding AS*                                     $ 2,041,118
                                                                     -----------
                 Textiles (Specialty) - 3.9%
    347,700      Asia Fiber Co., Ltd.*                               $    26,968
     16,730      Tae Kwang Industry Co.                                4,699,438
                                                                     -----------
                                                                     $ 4,726,406
                                                                     -----------
                 Total Consumer Cyclicals                            $13,449,466
                                                                     -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                               Value
             Consumer Staples - 12.2%
             Beverages (Non-Alcoholic) - 0.3%
  24,100     Embotelladora Andina SA (A.D.R.)                    $   367,525
                                                                 -----------
             Broadcasting (Television/Radio/Cable) - 8.3%
 749,400     Benpres Holdings Corp. (G.D.R.)*                    $ 1,807,928
  49,600     Benpres Holdings Corp. (Lopez) (G.D.R.)*                119,660
 368,070     Central European Media Enterprises Ltd.*              2,392,455
  60,800     Ceske Radiokomunikace AS (G.D.R.)*                    1,775,360
 478,300     Grupo Radio Centro SA de CV (A.D.R.)                  2,331,713
  68,000     Grupo Televisa SA (G.D.R.)*                           1,729,750
                                                                 -----------
                                                                 $10,156,866
                                                                 -----------
             Entertainment - 0.5%
 250,000     Corporacion Interamericana de Entretenimiento SA
             (Series B)*                                         $   570,628
                                                                 -----------
             Foods - 3.1%
 111,000     Grupo Industrial Maseca SA de CV (A.D.R.)           $ 1,491,563
 660,000     Thai Union Frozen Products Public Co. Ltd.            2,331,025
                                                                 -----------
                                                                 $ 3,822,588
                                                                 -----------
             Total Consumer Staples                              $14,917,607
                                                                 -----------
             Energy - 5.0%
             Oil & Gas (Exploration/Production) - 0.8%
 235,150     Oil & Natural Gas Commission Ltd.                   $ 1,022,775
                                                                 -----------
             Oil & Gas (Refining & Marketing) - 1.7%
 112,000     Bharat Petroleum Corp. Ltd.                         $   689,150
 230,300     Hindustan Petroleum Corp., Ltd*                       1,429,009
                                                                 -----------
                                                                 $ 2,118,159
                                                                 -----------
             Oil & Gas (International Integrated) - 2.5%
  25,000     Mol Magyar Olaj Es Gazipari (G.D.R.)                $   576,250
 234,000     Perez Compano SA (Class B)                            1,216,970
  42,000     YPF SA (Class D) (A.D.R.)                             1,239,000
                                                                 -----------
                                                                 $ 3,032,220
                                                                 -----------
             Total Energy                                        $ 6,173,154
                                                                 -----------
             Financial - 14.9%
             Banks (Major Regional) - 9.3%
  54,000     Banco Frances del Rio Plata (A.D.R.)                $ 1,306,125
 306,230     Credicorp Ltd.                                        3,368,530
 489,600     Development Bank of Singapore Ltd.                    3,710,215

The accompanying notes are an integral part of these financial statements.   13

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                   (continued)
--------------------------------------------------------------------------------

Shares                                                               Value
                Banks (Major Regional) - (continued)
    176,000     ICICI Ltd. (G.D.R.) (Reg S)                      $ 1,038,400
    254,000     Overseas-Union Bank Ltd.                           1,024,007
 68,148,000     Yapi ve Kredi Bankasi AS                             830,088
 16,355,520     Yapi ve Kredi Bankasi AS (Receipts)*                 177,684
                                                                 -----------
                                                                 $11,455,049
                                                                 -----------
                Banks (Money-Center) - 1.6%
  1,375,000     Bank Leumi Le-Israel                             $ 1,902,990
                                                                 -----------
                Financial (Diversified) - 2.2%
  2,383,000     Grupo Financiero Bancomer (B Shares)             $   427,027
     28,500     Housing Development Finance Corp. Ltd.*            1,455,828
    347,400     Pakistan Investment Fund Inc.                        759,938
                                                                 -----------
                                                                 $ 2,642,793
                                                                 -----------
                Insurance (Property/Casualty) - 0.0%
    144,100     Ayudhya Jardine CMG Life Assurance
                Public Co., Ltd.*                                $    45,904
                                                                 -----------
                Investment Banking/Brokerage - 1.8%
994,797,500     Global Menkul Degerler AS+                       $ 2,194,214
                                                                 -----------
                Total Financial                                  $18,240,950
                                                                 -----------
                Healthcare - 1.4%
                Healthcare (Medical Products/Supplies) - 1.4%
    168,500     Elbit Medical Imaging, Ltd.                      $ 1,706,063
                                                                 -----------
                Total Healthcare                                 $ 1,706,063
                                                                 -----------
                Technology - 21.0%
                Communications Equipment - 6.6%
     68,000     ECI Telecommunications Ltd.                      $ 2,431,000
     12,000     Gilat Satellite Networks Ltd.*                       610,500
     31,500     Tadiran Telecommunications Ltd. (A.D.R.)           1,128,094
    201,000     Tadiran Telecommunications Ltd.                    3,932,062
                                                                 -----------
                                                                 $ 8,101,656
                                                                 -----------
                Computers (Networking) - 0.9%
    462,000     D-Link Corp.*                                    $ 1,160,518
                                                                 -----------
                Computers (Software & Services) - 9.3%
     17,000     Check Point Software Technologies Ltd.*          $   551,437
     93,000     Creative Technology Ltd.*                          1,708,336
     75,739     Formula Systems Ltd.*                              1,874,531
     25,000     Formula Systems Ltd. (A.D.R.)*                       625,000

14    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                            Value
             Computers (Software & Services) - (continued)
     700     NIIT Ltd.                                        $     22,555
  62,300     NIIT Ltd. (Dematerialized Shares)                   1,937,182
  88,100     Pentafour Software & Exports Ltd.*                  1,006,591
 272,500     Tecnomatix Technologies Ltd.*                       3,712,812
                                                              ------------
                                                              $ 11,438,444
                                                              ------------
             Electronics (Component Distributors) - 1.9%
 484,900     KCE Electronics Public Co., Ltd.*                $    799,212
 641,000     K.R. Precision Plc*                                   443,906
 532,000     Phoenixtec Power Co.*                               1,114,995
                                                              ------------
                                                              $  2,358,113
                                                              ------------
             Electronics (Semiconductors) - 2.3%
  40,100     Daeduck Industries                               $  2,816,011
                                                              ------------
             Total Technology                                 $ 25,874,742
                                                              ------------
             Utilities - 1.4%
             Electric Companies - 1.4%
   1,500     BSES Ltd.                                        $      5,390
 157,000     Empresa Nacional de Electricidad SA (A.D.R.)        1,687,750
                                                              ------------
             Total Utilities                                  $  1,693,140
                                                              ------------
             Total Common Stocks
             (Cost $134,114,881)                              $110,101,911
                                                              ------------
             TOTAL INVESTMENT IN SECURITIES - 100%
             (Cost $146,065,235)(a)(b)(c)                     $122,578,604
                                                              ============

 The accompanying notes are an integral part of these financial statements.   15

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)
--------------------------------------------------------------------------------

* Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

     Israel                                  15.1%
     Mexico                                  13.2
     India                                   12.3
     Brazil                                   9.5
     South Korea                              9.4
     Thailand                                 6.2
     Singapore                                5.3
     Turkey                                   4.3
     Peru                                     3.8
     Czech Republic                           3.4
     Argentina                                3.3
     South Africa                             2.6
     Malaysia                                 2.4
     Hungary                                  1.9
     Taiwan                                   1.8
     Chile                                    1.7
     Philippines                              1.6
     Papua New Guinea                         1.4
     Others (individually less than 1%)       0.8
                                            -----
                                            100.0%
                                            =====

(b) At November 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $148,356,205 was as follows:

     Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost          $ 11,443,431
     Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value           (37,221,032)
                                                               ------------
     Net Unrealized loss                                       $(25,777,601)
                                                               ============

(c) At November 30, 1998, the Fund had a capital loss carryforward of $55,406,689 which will expire in 2006 if not used.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1998 aggregated $346,589,514 and $318,105,523, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
BALANCE SHEET 11/30/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $146,065,235)                 $122,578,604
  Foreign currencies, at value                                              3,924,143
  Restricted foreign currencies, at value                                     631,562
  Receivables -
   Fund shares sold                                                         4,961,300
   Dividends, interest and foreign taxes withheld                             379,556
  Other                                                                         4,833
                                                                         ------------
    Total assets                                                         $132,479,998
                                                                         ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $  2,084,889
   Fund shares repurchased                                                  1,836,175
   Forward foreign currency portfolio hedge contracts, open--net              946,860
   Forward foreign currency portfolio hedge contracts, closed--net          1,154,722
   Forward foreign currency settlement contracts, net                           4,312
   Due to bank                                                                337,799
  Due to affiliates                                                           281,664
  Accrued expenses                                                            219,670
                                                                         ------------
    Total liabilities                                                    $  6,866,091
                                                                         ------------
NET ASSETS:
  Paid-in capital                                                        $210,242,804
  Accumulated net investment loss                                          (1,185,831)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                          (58,908,571)
  Net unrealized loss on investments                                      (23,486,631)
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies               (1,047,864)
                                                                         ------------
    Total net assets                                                     $125,613,907
                                                                         ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $76,256,608/8,670,845 shares)                        $       8.79
                                                                         ============
  Class B (based on $35,953,602/4,232,988 shares)                        $       8.49
                                                                         ============
  Class C (based on $12,162,262/1,435,371 shares)                        $       8.47
                                                                         ============
  Class Y (based on $1,241,435/140,280 shares)                           $       8.85
                                                                         ============
MAXIMUM OFFERING PRICE:
  Class A                                                                $       9.33
                                                                         ============

 The accompanying notes are an integral part of these financial statements.   17

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 11/30/98

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $261,950)     $  3,461,945
  Interest (net of foreign taxes withheld of $1,702)             519,664
                                                            ------------
    Total investment income                                                     $  3,981,609
                                                                                ------------
EXPENSES:
  Management fees                                           $  2,129,694
  Transfer agent fees
   Class A                                                       331,856
   Class B                                                       224,530
   Class C                                                        79,870
   Class Y                                                           203
  Distribution fees
   Class A                                                       260,902
   Class B                                                       558,780
   Class C                                                       123,448
  Custodian fees                                                 522,397
  Registration fees                                              112,396
  Professional fees                                               94,909
  Printing                                                        40,482
  Fees and expenses of nonaffiliated trustees                     22,473
  Miscellaneous                                                   19,527
                                                            ------------
   Total expenses                                                               $  4,521,467
   Less management fees waived by Pioneer
     Investment Management, Inc.                                                      (7,891)
   Less fees paid indirectly                                                         (23,842)
                                                                                ------------
   Net expenses                                                                 $  4,489,734
                                                                                ------------
    Net investment loss                                                         $   (508,125)
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments (including net realized gain of $343,890
     from affiliated companies)                             $(58,094,725)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        (2,061,905)       $(60,156,630)
                                                            ------------        ------------
  Change in net unrealized gain or loss from:
   Investments                                              $ (8,719,274)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        (1,069,211)       $ (9,788,485)
                                                             ------------        ------------
   Net loss on investments and foreign currency
     transactions                                                               $(69,945,115)
                                                                                ------------
   Net decrease in net assets resulting from operations                         $(70,453,240)
                                                                                ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 11/30/98 and 11/30/97

                                                              Year Ended         Year Ended
FROM OPERATIONS:                                               11/30/98           11/30/97
  Net investment loss                                       $   (508,125)      $ (1,105,477)
  Net realized gain (loss) on investments and foreign
    currency transactions                                    (60,156,630)        17,679,306
  Change in net unrealized loss on investments and
    foreign currency transactions                             (9,788,485)        (9,420,658)
                                                            ------------       -------------
    Net increase (decrease) in net assets resulting
      from operations                                       $(70,453,240)      $  7,153,171
                                                            ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain:
    Class A ($1.40 and $0.87 per share, respectively)       $ (9,049,452)      $ (3,748,664)
    Class B ($1.40 and $0.87 per share, respectively)         (6,941,023)        (2,760,159)
    Class C ($1.40 and $0.87 per share, respectively)         (1,316,526)          (402,111)
    Class Y ($0.15 and $0.00 per share, respectively)            (19,972)                 -
                                                            ------------       -------------
     Total distributions to shareholders                    $(17,326,973)      $ (6,910,934)
                                                            ------------       -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          $192,933,742       $136,454,386
  Reinvestment of distributions                               12,603,272          5,402,385
  Cost of shares repurchased                                (162,719,585)       (73,446,356)
                                                            ------------       -------------
    Net increase in net assets resulting from fund
      share transactions                                    $ 42,817,429       $ 68,410,415
                                                            ------------       -------------
    Net increase (decrease) in net assets                   $(44,962,784)      $ 68,652,652
NET ASSETS:
  Beginning of year                                          170,576,691        101,924,039
                                                            ------------       -------------
  End of year (including accumulated net investment loss
    of $1,185,831 and $0, respectively)                     $125,613,907       $170,576,691
                                                            ============       =============

CLASS A                            '98 Shares    '98 Amount          '97 Shares      '97 Amount
Shares sold                         13,942,933   $160,340,967          5,408,096    $  82,847,859
Reinvestment of distributions          579,650      7,318,213            247,565        3,269,476
Less shares repurchased            (11,929,436)  (126,018,352)        (3,627,475)     (55,640,657)
                                   -----------   ------------         ----------    -------------
  Net increase                       2,593,147   $ 41,640,828          2,028,186    $  30,476,678
                                   ===========   ============         ==========    =============
CLASS B
Shares sold                          1,676,837   $ 19,436,392          2,888,466    $  42,926,866
Reinvestment of distributions          377,852      4,655,749            152,326        1,984,390
Less shares repurchased             (2,806,525)   (30,267,194)          (960,952)     (14,294,210)
                                   -----------   ------------         ----------    -------------
  Net increase (decrease)             (751,836)  $ (6,175,053)         2,079,840    $  30,617,046
                                   ===========   ============         ==========    =============
CLASS C
Shares sold                          1,081,822   $ 10,948,240            714,579    $  10,679,661
Reinvestment of distributions           49,729        609,339             11,254          148,519
Less shares repurchased               (600,103)    (6,206,936)          (227,379)      (3,511,489)
                                   -----------   ------------         ----------    -------------
  Net increase                         531,448   $  5,350,643            498,454    $   7,316,691
                                   ===========   ============         ==========    =============
CLASS Y*
Shares sold                            162,101   $  2,208,143
Reinvestment of distributions            1,834         19,971
Less shares repurchased                (23,655)      (227,103)
                                   -----------   ------------
  Net increase                         140,280   $  2,001,011
                                   ===========   ============

*Class Y shares were first publicly offered on April 9, 1998.

 The accompanying notes are an integral part of these financial statements.   19

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                                       Year Ended    Year Ended
                                                                        11/30/98      11/30/97
CLASS A
Net asset value, beginning of period                                   $ 14.42       $ 13.94
                                                                       -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $  0.00       $ (0.05)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (4.23)         1.40
                                                                       -------       -------
   Net increase (decrease) from investment operations                  $ (4.23)      $  1.35
Distributions to shareholders:
 Net investment income                                                       -             -
 Net realized gain                                                       (1.40)        (0.87)
                                                                       -------       -------
Net increase (decrease) in net asset value                             $ (5.63)      $  0.48
                                                                       -------       -------
Net asset value, end of period                                         $  8.79       $ 14.42
                                                                       =======       =======
Total return*                                                          (32.19)%        10.37%
Ratio of net expenses to average net assets                               2.26%+        2.23%+
Ratio of net investment income (loss) to average net assets               0.07%+      (0.40)%+
Portfolio turnover rate                                                    195%          140%
Net assets, end of period (in thousands)                               $76,257       $87,628
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.27%         2.25%
 Net investment income (loss)                                             0.06%       (0.42)%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             2.25%         2.19%
 Net investment income (loss)                                             0.08%       (0.36)%

                                                                       Year Ended       Year Ended      6/23/94 to
                                                                        11/30/96         11/30/95       11/30/94(a)
CLASS A
Net asset value, beginning of period                                    $ 11.56          $ 12.24        $ 12.50
                                                                        -------          -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $ (0.07)         $  0.04        $  0.08
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    2.45            (0.53)         (0.34)
                                                                        -------          -------        -------
   Net increase (decrease) from investment operations                   $  2.38          $ (0.49)       $ (0.26)
Distributions to shareholders:
 Net investment income                                                        -            (0.06)             -
 Net realized gain                                                            -            (0.13)             -
                                                                        -------          -------        -------
Net increase (decrease) in net asset value                              $  2.38          $ (0.68)       $ (0.26)
                                                                        -------          -------        -------
Net asset value, end of period                                          $ 13.94          $ 11.56        $ 12.24
                                                                        =======          =======        =======
Total return*                                                             20.59%          (4.07)%        (2.08)%
Ratio of net expenses to average net assets                                2.28%+           2.27%+         2.25%**
Ratio of net investment income (loss) to average net assets               (0.61)%+          0.24%+         1.85%**
Portfolio turnover rate                                                     143%             247%           259%**
Net assets, end of period (in thousands)                                $56,465          $15,411        $17,067
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              3.00%            3.95%          4.13%**
 Net investment income (loss)                                             (1.33)%         (1.44)%        (0.03)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              2.25%            2.25%             -
 Net investment income (loss)                                             (0.58)%           0.27%             -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                                           Year Ended      Year Ended
                                                                            11/30/98        11/30/97
CLASS B
Net asset value, beginning of period                                        $ 14.09          $ 13.73
                                                                            -------          -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                               $ (0.12)         $ (0.14)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       (4.08)            1.37
                                                                            -------          -------
   Net increase (decrease) from investment operations                       $ (4.20)         $  1.23
Distributions to shareholders:
 Net investment income                                                            -                -
 Net realized gain                                                            (1.40)           (0.87)
                                                                            -------          -------
Net increase (decrease) in net asset value                                  $ (5.60)         $  0.36
                                                                            -------          -------
Net asset value, end of period                                              $  8.49          $ 14.09
                                                                            =======          =======
Total return*                                                                (32.79)%           9.61%
Ratio of net expenses to average net assets                                    3.09%+           2.94%+
Ratio of net investment income (loss) to average net assets                   (0.84)%+       (1.10)%+
Portfolio turnover rate                                                         195%             140%
Net assets, end of period (in thousands)                                    $35,954          $70,218
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  3.10%            2.95%
 Net investment income (loss)                                                 (0.85)%         (1.11)%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  3.08%            2.90%
 Net investment loss                                                          (0.83)%         (1.06)%



                                                                         Year Ended       Year Ended     6/23/94 to
                                                                          11/30/96         11/30/95      11/30/94(a)
CLASS B
Net asset value, beginning of period                                       $ 11.47         $ 12.19         $12.50
                                                                           -------         -------         ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $ (0.03)        $ (0.04)        $ 0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       2.29           (0.52)         (0.33)
                                                                           -------         -------         ------
   Net increase (decrease) from investment operations                      $  2.26         $ (0.56)        $(0.31)
Distributions to shareholders:
 Net investment income                                                           -           (0.03)             -
 Net realized gain                                                               -           (0.13)             -
                                                                           -------         -------         ------
Net increase (decrease) in net asset value                                 $  2.26         $ (0.72)        $(0.31)
                                                                           -------         -------         ------
Net asset value, end of period                                             $ 13.73         $ 11.47         $12.19
                                                                           =======         =======         ======
Total return*                                                                19.70%          (4.62)%       (2.48)%
Ratio of net expenses to average net assets                                   3.00%+          3.00%+         3.33%**
Ratio of net investment income (loss) to average net assets                  (1.47)%+         0.47%+         0.77%**
Portfolio turnover rate                                                        143%            247%           259%**
Net assets, end of period (in thousands)                                   $39,893         $ 5,658         $4,319
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 3.66%           4.57%          5.21%**
 Net investment income (loss)                                                (2.13)%         (2.05)%         1.11%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 2.96%           2.96%              -
 Net investment loss                                                         (1.43)%         (0.43)%             -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.   21

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                      Year Ended       Year Ended      1/31/96 to
                                                       11/30/98         11/30/97        11/30/96
CLASS C
Net asset value, beginning of period                    $ 14.08         $ 13.73          $13.22
                                                        -------         -------          ------
Increase (decrease) from investment
 operations:
 Net investment loss                                    $ (0.08)        $ (0.13)         $(0.09)
 Net realized and unrealized gain (loss)
  on investments and foreign currency
   transactions                                           (4.13)           1.35            0.60
                                                        -------         -------          ------
  Net increase (decrease) from investment
   operations                                           $ (4.21)        $  1.22          $ 0.51
Distributions to shareholders:
 Net realized gain                                        (1.40)          (0.87)              -
                                                        -------         -------          ------
Net increase (decrease) in net asset value              $ (5.61)        $  0.35          $ 0.51
                                                        -------         -------          ------
Net asset value, end of period                          $  8.47         $ 14.08          $13.73
                                                        =======         =======          ======
Total return*                                            (32.90)%          9.53%           3.86%
Ratio of net expenses to average net assets                3.32%+          2.89%+          2.91%**+
Ratio of net investment loss to average
 net assets                                               (1.08)%+        (1.09)%+        (1.51)%**+
Portfolio turnover rate                                     195%            140%            143%
Net assets, end of period (in thousands)                $12,162         $12,730          $5,566
Ratios assuming no waiver of management fees
 by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                              3.33%           2.90%           3.48%**
 Net investment loss                                      (1.09)%         (1.10)%         (2.08)%**
Ratios assuming waiver of management fees
 by PIM and reduction for fees paid indirectly:
 Net expenses                                              3.31%           2.85%           2.86%**
 Net investment loss                                      (1.07)%         (1.05)%         (1.46)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

22  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                             4/9/98 to
                                                              11/30/98
CLASS Y(a)
Net asset value, beginning of period                           $14.55
                                                               ------
Increase (decrease) from investment operations:
 Net investment income                                         $ 0.00
 Net realized and unrealized loss on investments and
  foreign currency transactions                                 (5.55)
                                                               ------
   Net decrease from investment operations                     $(5.55)
Distributions to shareholders
 Net realized gain                                              (0.15)
                                                               ------
Net decrease in net asset value                                $(5.70)
                                                               ------
Net asset value, end of period                                 $ 8.85
                                                               ======
Total return*                                                  (38.32)%
Ratio of net expenses to average net assets                      1.75%**+
Ratio of net investment income to average net assets             0.06%**+
Portfolio turnover rate                                           195%
Net assets, end of period (in thousands)                       $ 1,241
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   1.75%**
  Net investment income                                          0.06%**

(a) Class Y shares were first publicly offered on April 9, 1998.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    23

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on April 9, 1998. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent an distribution fees may differ among classes. Class A, Class B, and Class C shareholders have exclusive voting rights with respect for the distribution plans for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

   At November 30, 1998, the Fund held investments in certain securities with a market value of $2,894,728 which, if sold, cannot be repatriated until September 1, 1999. In addition, foreign currencies with a market value of $631,562 are restricted from repatriation until such date.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)
--------------------------------------------------------------------------------

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended November 30, 1998, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At November 30, 1998, the Fund reclassified $677,706 and $1,408,143 from accumulated net investment loss and paid-in capital, respectively, to accumulated net realized loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $49,571 in underwriting commissions on the sale of fund shares during the year ended November 30, 1998.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management,

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)
--------------------------------------------------------------------------------

   Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

Until March 31, 1998, PIM agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B, and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1998, $125,742 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $101,352 in transfer agent fees payable to PSC at November 30, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $54,570 in distribution fees payable to PFD at November 30, 1998.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares (except Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 1998, CDSCs in the amount of $277,756 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements result-ing in a reduction in the Fund's total expenses. For the year ended November 30, 1998, the Fund's expenses were reduced by $23,842 under such arrangements.

6. Forward Foreign Currency Contracts

At November 30, 1998, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at November 30, 1998 were as follows:

-----------------------------------------------------------------------------------------------
                 Contracts       In Exchange     Settlement                      Net Unrealized
 Currency        to Deliver          For            Date            Value             Loss
-----------------------------------------------------------------------------------------------
  KRW        12,600,320,000     $ 9,200,000      11/02/99      $10,004,654        $ (804,654)
  THB           249,145,000     $ 6,500,000      11/02/99      $ 6,642,206        $ (142,206)
                                -----------                    -----------        ----------
                                $15,700,000                    $16,646,860        $ (946,860)
-----------------------------------------------------------------------------------------------

Included in accumulated net realized loss on investments and foreign currency transactions is $1,154,722, which represents the realized loss on closed but unsettled portfolio hedges totaling $82,563,805.

At November 30, 1998, the gross forward foreign currency settlement contracts receivable and payable were $523,855 and $528,167, respectively, resulting in a net payable of $4,312.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)
--------------------------------------------------------------------------------

7. Line of Credit Facilit

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998 through November 30, 1998 was $266,666. The average daily shares outstanding during the period were 15,676,903 resulting in an average borrowing per share of $0.02. The related weighted average annualized interest rate for the period was 5.8%, and the total interest expense on such borrowings was $9,962.

8. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of November 30, 1998:


-------------------------------------------------------------------------------------------
                                                                  Dividend
           Affiliate               Purchases        Sales          Income         Value
-------------------------------------------------------------------------------------------
   Global Menkul Degerler AS     $4,742,654     $1,522,580      $154,476      $2,194,214
-------------------------------------------------------------------------------------------

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareowners and the Board of Trustees of Pioneer Emerging Markets Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund as of November 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 8, 1999

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                    President
John W. Kendrick                      Norman Kurland, Senior Vice President
Marguerite A. Piret                   Mark H. Madden, Vice President
David D. Tripple                      John A. Boynton, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund            Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
                                      Pioneer Cash Reserves Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Progra

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer logo]

Pioneer Investment Management, Inc.
60 State Street                                  0199-5884
Boston, Massachusetts 02109          [Copyright] Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                 [Recycle Symbol] Printed on Recycled Paper